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                                 CENTOCOR, INC.

                    1983 RESTRICTED COMMON STOCK AWARD PLAN
                         (as amended December 15, 1993)

  1. Purpose. The purpose of this 1983 Restricted Common Stock Award Plan (the
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"Plan") is to reward selected eligible employees of Centocor, Inc. (the
"Company") and its majority-owned subsidiaries ("Subsidiaries") for their past services and to provide an incentive for their continued service to the Company and its Subsidiaries by awarding them shares of Common Stock, par value $0.01 per share, of the Company (the "Shares").

  2. Eligibility. Eligible participants shall be limited to employees of the
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Company or any of its Subsidiaries who have been regularly and continuously employed on a full-time basis by the Company or any Subsidiary of the Company for at least four months immediately prior to the date of the award.

  3. Shares. No more than one million (1,000,000) Shares may be issued under
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the Plan. This number shall be adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like. Shares which have been forfeited pursuant to the terms of this Plan may again be awarded pursuant to the Plan.

  4. Awards; Forfeiture. The Board is authorized to award shares to selected
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eligible employees pursuant to this Plan. Such Shares will be subject to forfeiture, in whole or in part, if the recipient of the award ceases to be an employee of the Company or any of its Subsidiaries within certain specified periods of time. The number of Shares, if any, awarded in each year, the eligible employees to whom awards are made, the number of Shares awarded to each eligible employee and the terms under which such Shares will be forfeited to the Company shall be wholly within the discretion of the Board of Directors, subject to the overall limit prescribed in Section 3 and further subject to the requirement that the total number of Shares awarded under the Plan during any fiscal year may not exceed one percent of the number of Shares then outstanding. Members of the Board who are eligible to participate in the Plan may vote on matters affecting the administration of the Plan, except that no such member shall act upon the award of Shares under the Plan to himself, but any member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the award of Shares to him. No award may be made to an employee who is a director of the Company unless a majority of
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the Board of Directors and a majority of the directors acting in the matter are not, and have not within one year prior thereto been, eligible for an award under the Plan.

  5. Award Terms. Subject to the limitations prescribed in Section 4 above, an
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award made under this Plan shall be on the terms stated in clauses (a) through
(c) below. The Board may specify additional terms not inconsistent with this Plan by rules of general application or by specific direction in connection with a particular award or group of awards.

  (a) The award of Shares pursuant to this Plan shall be evidenced by a Common Stock Award Certificate in the form attached as Exhibit A to this Plan.

  (b) The Common Stock Award Certificate will specify the number of Shares awarded pursuant to the Plan and the date or dates on which such Shares, or portions thereof, will cease to be subject to forfeiture. If a person ceases to be an employee of the Company or any of its Subsidiaries for any reason, including without limitation, death, disability or termination of employment, with or without cause, all Shares that remain subject to forfeiture will be forfeited to the Company. If a person continues to be regularly employed by the Company or any of its Subsidiaries on a date specified in such person's Common Stock Award Certificate as a date on which Shares will cease to be subject to forfeiture, a stock certificate or stock certificates representing the designated number of shares shall be issued and registered in the name of the recipient or, if previously issued and registered in the name of the recipient and held in escrow pursuant to Section 6 below, shall be released from escrow and delivered to the recipient.

  (c) In the event that the Company is succeeded by another company in a reorganization, merger, consolidation or acquisition of substantially all the assets or capital stock, the successor company shall assume the Company's obligations with respect to Shares remaining subject to forfeiture with only such modification as may be necessary so that the securities, cash or other property received in such reorganization, merger, consolidation or acquisition of property or stock by holders of Shares not subject to forfeiture shall be issued to the recipient on the same terms as the Shares.

  6. Escrow Option. Each recipient of an award pursuant to this Plan shall have
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the option of having a stock certificate or stock certificates representing the
Shares so awarded issued and registered in his name at the time of the award, provided that the award shall be subject to the recipient's execution of an escrow agreement, in form and

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substance satisfactory to the Company, which provides that the stock certificate or stock certificates representing Shares awarded under the Plan will be held in escrow by the Company or by an escrow agent designated by the Board of Directors of the Company for so long as such Shares are subject to forfeiture pursuant to the terms of this Plan and the Common Stock Award Certificate. On the dates set forth in each individual Common Stock Award Certificate on which the designated number of Shares cease to be subject to forfeiture, such Shares shall be released from escrow. In the event that the Company is succeeded by another company in a reorganization, merger, consolidation or acquisition of substantially all the assets or capital stock, the successor company shall assume the Company's obligations with respect to Shares being held in escrow pursuant hereto with only such modification as may be necessary so that the securities, cash or other property received in such reorganization, merger, consolidation or acquisition of property or stock by holders of Shares not subject to forfeiture shall be held in escrow on the same terms as the Shares.

  7. Common Stock Subject to Award. The Shares awarded under this Plan may be
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unissued shares or treasury shares, including Shares bought on the open market.
Shares awarded pursuant to the Plan shall be validly issued, fully paid and nonassessable.

  8. Nonassignment. Any award made hereunder, the rights and privileges
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conferred hereby and any Shares issued pursuant to an award hereunder for so long as such Shares remain subject to forfeiture pursuant to the terms of this Plan and the Common Stock Award Certificate shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such award, right or privilege or Shares subject to forfeiture contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such award and the rights and privileges conferred hereby shall immediately terminate and the Shares subject to forfeiture at such time shall be immediately forfeited to the Company.

  9. Rights of Employee in Shares. A participating employee shall not be deemed
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to be the holder of, or to have the rights of a holder with respect to, any
Shares awarded hereunder unless and until such Shares are issued to him and he has received a certificate therefor. As long as a participating employee continues to be regularly employed by the Company or any Subsidiary of the Company, he shall be deemed to be the holder of, and may exercise all of the rights of a record owner of the

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Shares awarded to him which are being held in escrow (other than the right to transfer, convey, alienate or encumber the Shares, except in a connection with a transaction described in, and subject to the provisions of, Section 5(c) hereof) including, without limitation, the right to vote such Shares and the right to receive all cash dividends on the Shares; provided, however, that upon adoption by the shareholders of the Company of a plan of dissolution or liquidation of the Company, the Shares then held in escrow pursuant hereto shall be forfeited to the Company and the employee shall have no right to participate in any distribution in connection with such dissolution or liquidation and shall have no further rights in respect of the Shares. In the event of a dividend or distribution payable in stock or other property or a reclassification or split-up, the shares or other property issued or declared on account of Shares held in escrow shall be subject to the same terms and conditions relating to forfeiture and escrow as the Shares to which they relate.

  10. Income Taxes. The Company anticipates that participation in the Plan will
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have the following Federal income tax consequences. Because the Shares awarded under the Plan are subject to forfeiture, receipt of the award should not be a taxable event to the employee for Federal income tax purposes. Rather, the employee should be deemed to receive compensation taxable as ordinary income on the date forfeiture provisions lapse in an amount equal to the fair market value of the Shares on such date.

  Alternatively, an employee who elects to have the Shares awarded under the Plan held in escrow pursuant to Section 6 above until the forfeiture provisions lapse should be able to elect under Internal Revenue Code Section 83(b) to include the value of the Shares in his income at the time the shares are issued. If such an election is properly made, any subsequent appreciation in the value of the Shares should not be taxable as compensation to the employee for Federal income tax purposes, but instead should be taxable as capital gain when and if the Shares are sold.

  The Company shall have the right to reduce the number of Shares otherwise required to be issued when such Shares cease to be subject to forfeiture, or alternatively to accept tenders of Shares issued and held in escrow as permitted hereby, in an amount which would have a fair market value on the date such Shares cease to be subject to forfeiture, or on the date of award if the employee has filed an election under Section 83(b) of the Internal Revenue Code to have the Shares taxed at the time of such award, equal to all Federal, state, city or other taxes as shall be required to be withheld by the Company pursuant to any statute or other governmental regulation or ruling. In

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connection with such withholding, the Company may make any such arrangements as are consistent with the Plan as it may deem appropriate.

  11. Plan and Award Not to Affect Employment. Neither this Plan nor any award
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hereunder shall confer upon any eligible employee any right to continue in the employ of the Company or any of its Subsidiaries.

  12. Amendment of Plan. The Board of Directors may make any amendments to the
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Plan which it deems necessary or advisable, provided that the Board of
Directors may seek shareholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Services, the rules of any stock exchange or system on which the Company's Stock is listed or other applicable law or regulation.

  13. Notices. Any notice required or permitted hereunder shall be sufficiently
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given only if sent by registered or certified mail, postage prepaid, addressed to the Company, 244 Great Valley Parkway, Malvern, Pennsylvania 19355, and to the participating employee at the address on file with the Company on the date an award is made hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

  14. Successors. The Plan shall be binding upon and inure to the benefit of
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any successor, successors or assigns of the Company.

  15. Severability. If any part of this Plan shall be determined to be invalid
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or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

  16. Termination of the Plan. The Board of Directors may terminate this Plan
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at any time; otherwise the Plan shall terminate on December 5, 2003.
Termination of the Plan shall not deprive employees of their rights under awards previously made. No award shall be made after the date of termination of this Plan.

  17. Additional Terms. The Board of Directors may impose such additional terms
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and conditions upon the award of Shares under this Plan as the Board determines at the time it authorizes such awards.

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  18. Administration of Plan. This Plan shall be administered by the Board of
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Directors. The Board may make such rules and establish such procedures as it deems appropriate for the administration of the Plan. In the event of any disagreement as to the interpretation of the Plan or any rule or procedure thereunder, the decision of the Board shall be final and binding upon all persons in interest.

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

                                CENTOCOR, INC.

                        COMMON STOCK AWARD CERTIFICATE


        This certifies that, pursuant to the 1983 Restricted Common Stock Award Plan of Centocor, Inc., the Board of Directors has awarded shares of Common Stock of Centocor, Inc. as follows:

        Name and Address                Position of
        of Employee:                    Employee:




        Number of Shares:               Date on which forfeiture
                                        provisions lapse:





        The award is subject to all the terms and conditions of the aforementioned Plan, a copy of which is attached to this certificate.



Dated:
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                                CENTOCOR, INC.


                                By:
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